UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
February 19, 2003

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MOCON, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Boone Avenue North Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370 (Company’s telephone number, including area code) Not applicable. (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

c. Exhibits.

99.1 Press release dated February 19, 2003.

Item 9.    Regulation FD Disclosure.

On February 19, 2003, MOCON, Inc. issued a press release announcing preliminary results for the fourth quarter and full year period ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: February 19, 2003	By: /s/ Robert L. Demorest Robert L. Demorest Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of filing

99.1	Press release dated February 19, 2003	Filed herewith